Cronos Group Inc. enters into agreement for the sale-leaseback of its Stayner, Ontario facility TORONTO, November 27, 2023 (GLOBE NEWSWIRE) – Cronos Group Inc. (NASDAQ: CRON) (TSX: CRON) (“Cronos” or the “Company”) today announced that its wholly owned subsidiary entered into an agreement (the “Sale Agreement”) with Future Farmco Canada Inc. (the “Buyer”), a vertical farming company, for the sale and leaseback of its property located at 4491 Concession 12 Sunnidale Road, Stayner, Ontario, Canada, L0M 1S0 (the “Peace Naturals Campus”). Pursuant to the terms of the Sale Agreement, the Buyer has agreed to acquire the Peace Naturals Campus for C$23 million cash, subject to the terms and conditions set forth therein. The parties also plan to enter into a lease agreement upon closing for portions of the Peace Naturals Campus, ensuring continued operations. “The sale-leaseback of the Peace Naturals Campus supports Cronos’ goal to reduce costs across the Company,” said Mike Gorenstein, Chairman, President and CEO, Cronos. “More specifically, this sale will aid in improving the gross margin profile of our business, while lowering costs and increasing our agility. This sale only strengthens our industry-leading balance sheet and allows us to continue to pursue organic growth and future transactions that bolster Cronos’ existing value. We do not expect any interruption to our current operations and plan to carry out existing growth plans within our leased space at the facility.” Closing of the transaction is subject to certain conditions outlined in Cronos’ Form 8-K. Within 180 days of the Sale Agreement date, the Buyer must confirm in writing that it is satisfied with various aspects of the property and has secured financing for the transaction. Cronos must receive approval from Health Canada for site perimeter changes by the later of: (i) 180 calendar days after the date of the Sale Agreement; or (ii) 75 calendar days after the satisfaction or waiver of the Buyer’s condition described above. Additionally, both parties must agree on the terms of a lease within 75 days of the Sale Agreement date. The transaction is expected to close 30 calendar days after all conditions are satisfied or waived. At closing, the parties expect to enter into a lease agreement for portions of the Peace Naturals Campus, which will include a five-year term and one five-year renewal option that may be exercised by Cronos. Cronos will also have an option to lease certain additional space during the term of the lease. Cronos can choose to terminate the lease without penalty anytime after the second year by giving written notice at least 12 months prior to termination. The leased premises will be identified and agreed between both parties prior to closing. About Cronos Cronos is an innovative global cannabinoid company committed to building disruptive intellectual property by advancing cannabis research, technology and product development. With a passion to responsibly elevate the consumer experience, Cronos is building an iconic brand portfolio. Cronos’ diverse international brand portfolio includes Spinach®, PEACE NATURALS® and Lord Jones®. For more information about Cronos and its brands, please visit: thecronosgroup.com. Forward-looking Statements This press release may contain information that may constitute “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian and U.S. securities laws and court decisions (collectively, “Forward-looking Statements”). All information contained herein that is not clearly historical in nature may constitute Forward-looking Statements. In some cases, Forward-looking Statements can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “plan”, “anticipate”, “intend”, “potential”, “estimate”, “believe” or the negative of these terms, or other similar expressions intended to identify Forward-looking Statements. Some of the Forward-looking

Statements contained in this press release include: the completion of the sale-leaseback of the Peace Naturals Campus and timing thereof; the Company’s receipt of required licenses or approvals for license amendments; the parties’ ability to agree on the portion of the Peace Naturals Campus to be leased by the Company and the terms of the lease; the duration in which the Company would lease a portion of the Peace Naturals Campus; the effect of the sale-leaseback transaction on the Company’s costs and gross margin profile; the impact of the transaction on the Company’s balance sheet and ability to pursue organic growth and future transactions that bolster existing value; and statements about Cronos’ intention to build an international iconic brand portfolio and develop disruptive intellectual property. Forward-looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those Forward- looking Statements and the Forward-looking Statements are not guarantees of future performance. A discussion of some of the material risks applicable to the Company can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and quarterly reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, each of which has been filed on SEDAR and EDGAR and can be accessed at www.sedar.com and www.sec.gov/edgar, respectively. Any Forward-looking Statement included in this press release is made as of the date of this press release and, except as required by law, Cronos disclaims any obligation to update or revise any Forward-looking Statement. Readers are cautioned not to put undue reliance on any Forward-looking Statement. Investor Relations Contact Shayne Laidlaw investor.relations@thecronosgroup.com Media Relations Contact Emily Whalen media.relations@thecronosgroup.com